471 P-6
                         SUPPLEMENT DATED APRIL 16, 2008
                     TO THE PROSPECTUS DATED AUGUST 1, 2007
                        OF FRANKLIN MUTUAL RECOVERY FUND

The Prospectus is amended as follows:

The following pertains to revisions to information under the section "Qualified Investors - Advisor Class."

      a. The paragraph that begins with "Shares acquired by a financial intermediary in connection with its mutual fund trading platform..." is revised as follows:

o Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment adviser, or investment adviser with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.

    b. The paragraph that begins with "Current and former officers..." is revised as follows:

o Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan.)

   c. The following paragraph is added:

o Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant's firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of FRI approves the investment.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE.